UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

IntriCon Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐             Fee paid previously with preliminary materials.

☐             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IntriCon Corporation

1260 Red Fox Road

Arden Hills, Minnesota 55112

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 28, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of IntriCon Corporation (the “Company”), dated March 16, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 28, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 31, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH

THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

OF INTRICON CORPORATION

TO BE HELD ON APRIL 28, 2020

To the Shareholders of INTRICON CORPORATION:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of IntriCon Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m., Central Time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to notice of, and to vote at, the Annual Meeting if you were a shareholder as of the close of business on February 24, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/IIN2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received.

You may vote your shares and submit your questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

A support line will be available on the meeting website for any questions on how to participate in the Annual Meeting.

By Order of the Board of Directors,

Scott Longval

Executive Vice President, Chief Operating Officer,

Chief Financial Officer and Secretary

March 31, 2020

The Annual Meeting on April 28, 2020 at 9:00 a.m. Central Time is available at www.virtualshareholdermeeting.com/IIN2020. The Proxy Statement and the Company’s Form 10-K for the 2019 fiscal year are available at www.proxyvote.com. These materials are also available on our Investor Relations website at https://investorrelations.intricon.com/sec-filings

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